Capital Risk Management (Tables)	12 Months Ended
Dec. 31, 2019
Capital Risk Management
Schedule of the gearing ratio

	As of
	December 31,
	2018	2019
Borrowings, current portion	520,550	255,422
Borrowings, non-current portion	2,307,909	2,891,973
Lease liabilities, current portion	6,675	9,363
Lease liabilities, non-current portion	199,424	195,567
Total debt	3,034,558	3,352,325
Total equity	1,983,122	1,649,853
Total debt and equity	5,017,680	5,002,178
Gearing ratio	60.48%	67.01%